UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2014

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA	95052-8039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2014, Applied Materials, Inc., a Delaware corporation (“Applied”), Tokyo Electron Limited, a Japanese corporation (kabushiki kaisha) (“TEL”) and TEL-Applied Holdings B.V., a Netherlands limited liability corporation (besloten vennootschap) and wholly owned subsidiary of TEL (“HoldCo”) entered into Amendment No. 1 to Business Combination Agreement (the “Amendment”) to modify the structural means by which TEL will become a subsidiary of HoldCo in the proposed business combination between Applied and TEL. The Amendment amends the previously announced Business Combination Agreement (the “BCA”), dated as of September 24, 2013, by and among Applied, TEL and (by joinder) HoldCo (the BCA, as amended by the Amendment, the “Amended BCA”).

The Amendment provides that, subject to the terms and conditions of the Amended BCA, TEL will become a wholly owned subsidiary of HoldCo by means of a share-for-share exchange (the “TEL Share Exchange”) between TEL and a newly formed direct subsidiary of HoldCo (rather than by means of a merger of TEL into such subsidiary of HoldCo (the “TEL Merger”) as previously contemplated by the BCA). The TEL Share Exchange will have substantially the same effects as the TEL Merger, including that TEL shareholders will become entitled to 3.25 ordinary shares of HoldCo for every share of TEL common stock they hold as of immediately prior to the effective time of the TEL Share Exchange (except any TEL shareholders who have demanded properly in writing (and not otherwise failed to perfect or waived, withdrawn or lost) dissenters’ rights for such shares in accordance with Section 785 of the Companies Act of Japan).

Other than as expressly modified pursuant to the Amendment, the BCA remains in full force and effect. The foregoing description of the BCA, the Amendment and the Amended BCA and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the BCA attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Applied on September 24, 2013, and the full text of the Amendment attached as Exhibit 2.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements, including but not limited to those regarding the proposed business combination between Applied and TEL (the “Business Combination”) and the transactions related thereto. These statements may discuss the anticipated manner, terms and conditions upon which the Business Combination will be consummated, the persons to be appointed officers and directors of HoldCo, trends and the future performance of their businesses, the synergies of Applied and TEL, and similar things. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Business Combination in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Business Combination, including the ability to secure regulatory approvals in a timely manner or at all, and approval by Applied’s and TEL’s stockholders; the possibility of litigation (including related to the transaction itself); Applied’s and TEL’s ability to successfully integrate their operations, product lines, corporate structures, transfer pricing policies, technology and employees and realize synergies, savings and growth expected to result from the Business Combination; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements; Applied’s and TEL’s ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and other risks described in the Applied’s filings with the Securities & Exchange Commission (the “SEC”), TEL’s filings with the Financial Services Agency of Japan and the S-4 registration statement to be filed by HoldCo. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, none of Applied, TEL or HoldCo undertakes any obligation to update any forward-looking statements.

NO OFFER OR SOLICITATION

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Japan.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Applied and TEL intend to cause HoldCo to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to HoldCo’s ordinary shares to be issued in the Business Combination and a proxy statement of Applied in connection with the Business Combination between Applied and TEL. The definitive Registration Statement will contain important information about the proposed Business Combination and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by Applied, HoldCo or TEL with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the Registration Statement from Applied or TEL by contacting either (1) Investor Relations by mail at Applied Materials, Inc., 3050 Bowers Avenue, P.O. Box 58039, Santa Clara, CA 95052-8039, Attn: Investor Relations Department, by telephone at 408-748-5227, or by going to Applied’s Investor Relations page on its corporate web site at www.appliedmaterials.com or (2) for media inquiries: TEL’s Public Relations Group, by mail at Tokyo Electron Limited, Akasaka Biz Tower, 3-1 Akasaka 5-chome, Minato-ku, Tokyo 107-6325, by telephone at +81-3-5561-7004, or by email at telpr@tel.com; and for analyst inquiries: TEL’s Investor Relations Group, by mail at Tokyo Electron Limited, Akasaka Biz Tower, 3-1 Akasaka

5-chome, Minato-ku, Tokyo 107-6325, by telephone at +81-3-5561-7383, or by email at telir@tel.com, or by going to TEL’s Investor Relations page on its corporate web site web site at www.tel.com.

PARTICIPANTS IN THE SOLICITATION

Applied, TEL, HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Applied’s stockholders in connection with the proposed Business Combination. Information about Applied’s directors and executive officers is set forth in Applied’s Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 21, 2014, and its Annual Report on Form 10-K for the fiscal year ended October 27, 2013, which was filed with the SEC on December 4, 2013. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Applied by contacting Investor Relations by mail at Applied Materials, Inc., 3050 Bowers Avenue, P.O. Box 58309, Santa Clara, CA 95052-8039, Attn: Investor Relations Department, or by going to Applied’s Investor Relations page on its corporate web site at www.appliedmaterials.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement that Applied and TEL intend to cause HoldCo to file with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Amendment No.1 to Business Combination Agreement, dated as of February 14, 2014, by and among Applied, TEL and HoldCo

*	Schedules and certain exhibits to the Amendment have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Applied hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc.

Dated: February 18, 2014	By:	/s/ Thomas F. Larkins
Thomas F. Larkins
Senior Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Amendment No.1 to Business Combination Agreement, dated as of February 14, 2014, by and among Applied, TEL and HoldCo

*	Schedules and certain exhibits to the Amendment have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Applied hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.